FM-1

P1, P2

SUPPLEMENT
Dated October 31, 2008

to the PROSPECTUS DATED MAY 1, 2008

of

FRANKLIN MONEY MARKET FUND

a series of
Franklin Templeton Variable Insurance Products Trust

The prospectus is amended to add the following:

On September 19, 2008, the Board of Trustees (the “Board”) of Franklin Templeton Variable Insurance Products Trust (the “Trust”) approved a proposal to liquidate the Franklin Money Market Fund (the “Fund”) on or after April 24, 2009 (the “liquidation”).

The Board approved the liquidation in the ordinary course of business after considering a number of factors including the continuing trend generally of insurance companies offering proprietary money market funds. As a result, the Fund has experienced a significant decline in assets over the last decade and has limited future opportunities for asset growth.

Contract owners should refer to documents provided by their insurance companies concerning the effect of the liquidation and any steps they may need to take. In addition, in considering new purchases or transfers, contract owners may want to refer to their contract and Trust prospectuses or consult with their investment representatives to consider other investment options.

Please keep this supplement for future reference.